                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2002 (April 16, 2002)
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                          ATCHISON CASTING CORPORATION
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             (Exact name of registrant as specified in its charter)

      KANSAS                          1-12541                      48-1156578
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  (State or other jurisdiction     (Commission                  (IRS Employer
         of incorporation)         File Number)              Identification No.)

         400 South Fourth Street, Atchison, Kansas                  66002
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (913) 367-2121
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                                 Not applicable
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               (Former name or former address, if changed since last report)

Item 4.      Changes in Company's Certifying Accountant.

               On April 16, 2002, the Board of Directors of Atchison Casting
          Corporation (the "Company"), upon the recommendation of the Company's
          Audit Committee, approved a resolution (i) to dismiss Deloitte &
          Touche LLP ("Deloitte") as the Company's independent auditor, effective upon management's notification of Deloitte of the dismissal on April 16, 2002; and (ii) concurrent with such notification, to engage KPMG LLP ("KPMG") as the Company's independent auditor.

               The reports of Deloitte on the consolidated financial statements of the Company for the years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. Deloitte's audit report on the consolidated financial statements of the Company for the year ended June 30, 2001 included an explanatory paragraph concerning the Company's ability to continue as a going concern. Deloitte's audit report on the restated consolidated financial statements of the Company for the year ended June 30, 2000 included explanatory paragraphs emphasizing that the consolidated financial statements had been restated and that certain debt had been classified as current due to debt covenant violations.

               During the years ended June 30, 2001 and 2000, and any subsequent interim period preceding April 16, 2002, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Deloitte, if not resolved to the satisfaction of Deloitte, to make a reference to the subject matter of the disagreements in connection with its reports.

               Following the completion of its audits of the consolidated financial statements of the Company for the years ended June 30, 2001 and 2000 (as restated), Deloitte reported to, and discussed with, the
          Audit Committee of the Company that certain matters that it considered to be reportable conditions under standards established by the
          American Institute of Certified Public Accountants were noted in the internal control of the Company. According to Deloitte, these conditions related to ineffective operation of established policies and procedures in place for the review of foundry accounting and reporting information in the years ended June 30, 2001 and 2000, and to ineffective monitoring of the cash reconciliation process in the year ended June 30, 2000.

               While the Company does not believe that the matters considered to be reportable conditions by Deloitte are required to be disclosed under the rules and regulations promulgated by the Securities and
          Exchange Commission, the Company is disclosing them at the request of
          Deloitte. The Company has authorized Deloitte to respond fully to inquiries from KPMG, as the successor independent auditor of the
          Company, concerning such matters.

               During the years ended June 30, 2001 and 2000, and any subsequent interim period preceding April 16, 2002, the Company did not consult with KPMG with regard to any

          matter concerning the application of accounting principles to any specific transactions, either completed or proposed, the type of audit opinion that might be rendered with respect to the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

               The Company has provided Deloitte with a copy of this Form 8-K and requested that Deloitte furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as
          Exhibit 16.1 to this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Atchison Casting Corporation

Date:  April 23, 2002         By:/s/ Kevin T. McDermed
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                              Kevin T. McDermed, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

   16.1                    Letter from Deloitte & Touche LLP, dated April 23, 2002